                                                                    EXHIBIT 10.9

                          FIRST AMENDMENT AND CONSENT

                                       TO

                  SECOND AMENDED AND RESTATED CREDIT AGREEMENT


          THIS FIRST AMENDMENT AND CONSENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this "First Amendment") dated as of April 30, 1998 relates to that
                 ---------------
certain Second Amended and Restated Credit Agreement dated as of December 2, 1997 (as amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"), among RSC Alabama, Inc., RSC Center, Inc.
           ----------------
(formerly known as The Air & Pump Company), RSC Duval Inc., RSC Industrial Corporation, RSC Rents, Inc. and Walker Jones Equipment, Inc. (collectively, the "Borrowers"), RSC Acquisition Corp., RSC Holdings, Inc. and Rental Service
 ---------
Corporation (collectively, the "Parent Guarantors"), each financial institution
                                -----------------
identified on Annex I thereto (together with its successors and permitted assigns pursuant to Section 12.8 thereof, a "Lender"), Bankers Trust Company, as
                                             ------
Issuing Bank, and BT Commercial Corporation ("BTCC") acting as agent for the
                                              ----
Lenders and the Issuing Bank (in such capacity, together with any successor agent appointed pursuant to Section 11.8 thereof, the "Agent").
                                                       -----


          1.   DEFINITIONS.    Capitalized terms used and not otherwise defined
               -----------
herein have the meanings assigned to them in the Credit Agreement.

          2.   AMENDMENTS TO THE CREDIT AGREEMENT.  Upon the "Amendment
               ----------------------------------
Effective Date" (as defined in Section 5 below), the Credit Agreement is hereby amended as follows:

               2.1  AMENDMENTS TO SECTION 1.1.  Section 1.1 of the Credit
                    -------------------------
     Agreement is hereby amended as follows:

                    (a) the definition of "Applicable Eurodollar Rate Margin" is amended and restated in its entirety to read as set forth on Exhibit I
                                                                       ---------
          attached hereto and made a part hereof;

                    (b) the definition of "Applicable Prime Rate Margin" is amended and restated in its entirety to read as set forth on Exhibit
                                                                       -------
          II attached hereto and made a part hereof;
          --

                    (c) the definition of "Asset Sale" is amended and restated in its entirety to read as follows:

                    Asset Sale means (i) any sale, lease, assignment, transfer
                    ----------
               or other disposition of assets by any Credit Party or any Subsidiary of any Credit Party (including the capital stock of any Subsidiary of any Credit Party)
               which requires the consent of the Requisite Lenders or any sale and leaseback transaction (whether permitted by Section 8.15 or
                                                               ------------
               otherwise consented to by the Requisite Lenders) and (ii) any event constituting, or which is deemed to be, an "Asset Sale" (as defined in the Senior Subordinated Note Indenture).

                    (d) the definition of "Change in Control" is amended as follows:

                         (i) to delete in its entirety the word "or" at the end of clause (ii) thereof;

                         (ii) to delete in its entirety the period (".") at the end of clause (iii) thereof and to substitute "; or" in lieu thereof; and

                         (iii) to add the following as clause (iv) thereof:

                              (iv) a "Change of Control" (as defined in the Senior Subordinated Note Indenture).

                    (e) the following definition of "First Amendment" is added to Section 1.1 of the Credit Agreement in proper alphabetical order:

                    First Amendment means the First Amendment and Consent dated
                    ---------------
               as of April 30, 1998 to Second Amended and Restated Credit Agreement dated as of December 2, 1997, among the Borrowers, the Parent Guarantors, the Agent and the Lenders.

                    (f) the following definition of "First Amendment Effective Date" is added to Section 1.1 of the Credit Agreement in proper alphabetical order:

                    First Amendment Effective Date means the "Amendment
                    ------------------------------
               Effective Date" under (and as defined in) the First Amendment.

                    (g) the definition of "Net Cash Proceeds" is amended and restated in its entirety to read as follows:

                    Net Cash Proceeds means, with respect to any Asset Sale
                    -----------------
               relating to any property of any Credit Party or its Subsidiaries,
               (i) the aggregate amount of cash consideration received by such Credit Party or such Subsidiary in connection with such transaction after deduction of all reasonable and customary fees, costs and expenses directly incurred by such Credit Party or such Subsidiary in connection therewith, including, without limitation, reasonable and customary underwriting discount, brokerage or selling commissions, if any, and the reasonable fees and disbursements of counsel paid by such Credit Party or such Subsidiary in connection therewith and (ii) any other net proceeds which constitute or are deemed "Net Cash Proceeds" (as defined in the Senior Subordinated Note Indenture).

                    (h) the definition of "Permitted Subordinated Indebtedness" is amended and restated in its entirety to read as follows:

                    Permitted Subordinated Indebtedness means the Senior
                    -----------------------------------
               Subordinated Notes issued by RSC and the unsecured guarantee(s) thereof by certain of the other Credit Parties, in each case on the terms set forth in the Senior Subordinated Note Indenture.

                    (i) the definition of "Pro Forma" is amended and restated in its entirety to read as follows:

                    Pro Forma means the unaudited pro forma consolidated balance
                    ---------
               sheet of RSC, dated as of March 31, 1998, and giving effect to the issuance of the Senior Subordinated Notes, the consummation of the acquisitions described therein and the extensions of credit contemplated by this Credit Agreement, attached hereto as Exhibit G.
               ---------

                    (j) the definition of "Requisite Lenders" is amended to delete in its entirety the phrase "incurred by RSC" in clause (ii)(B) thereof;

                    (k) the following definition of "Senior Subordinated Note Indenture" is added to Section 1.1 of the Credit Agreement in proper alphabetical order:

                    Senior Subordinated Note Indenture means the Indenture
                    ----------------------------------
               pursuant to which the Senior Subordinated Notes are issued by RSC and guaranteed by certain of the other Credit Parties and the terms of which have been approved in accordance with the First Amendment.

                    (l) the following definition of "Senior Subordinated Notes" is added to Section 1.1 of the Credit Agreement in proper alphabetical order:

                    Senior Subordinated Notes means (i) the unsecured Senior
                    -------------------------
               Subordinated Notes issued by RSC on the First Amendment Effective Date with respect to which (A) the aggregate principal amount thereof shall not exceed $200,000,000, (B) the effective interest rate thereon shall not exceed 10 1/2% per annum (provided, that the
                                                --- -----  --------
               effective interest rate may be increased by not more than 1 1/2% per annum in the event RSC fails to comply with certain
               --- -----
               requirements to file a registration statement with respect to such Senior Subordinated Notes) and (C) the maturity date shall not be earlier than the tenth anniversary of the First Amendment Effective Date and (ii) unsecured notes issued in exchange for the Senior Subordinated Notes described in clause (i) which have
                                                          ----------
               substantially identical terms as such Senior Subordinated Notes.

               2.2  AMENDMENT TO SECTION 4.5(A).  Section 4.5(a) of the Credit
                    ---------------------------
     Agreement is hereby amended to delete in its entirety the reference to "4.00%" therein and to substitute in lieu thereof "3.75%".

               2.3  AMENDMENTS TO SECTION 4.6.  Section 4.6 of the Credit
                    -------------------------
     Agreement is hereby amended as follows:

                    (a) to delete in its entirety each reference to "2.50%" therein and to substitute in lieu thereof "2.25%"; and

                    (b) to delete in its entirety the reference to "4.00%" therein and to substitute in lieu thereof "3.75%".

               2.4  AMENDMENTS TO SECTION 4.8(C).  Section 4.8(c) of the Credit
                    ----------------------------
     Agreement is hereby amended as follows:

                    (a) to delete in its entirety the reference to "270 days" therein and to substitute in lieu thereof "240 days";

                    (b) to delete in its entirety each reference to "365 days" therein and to substitute in lieu thereof "330 days"; and

                    (c) to delete in its entirety the reference to "365th day" therein and to substitute in lieu thereof "330th day".

               2.5  AMENDMENT TO SECTION 6.7.  Section 6.7 of the Credit
                    ------------------------
     Agreement is hereby amended to insert the phrase "and the incurrence of any Permitted Subordinated Indebtedness" immediately following the phrase "After giving effect to the transactions contemplated by this Credit Agreement" therein.

               2.6  AMENDMENT TO SECTION 6.9.  Section 6.9 of the Credit
                    ------------------------
     Agreement is hereby amended and restated in its entirety to read as follows:

                    6.9  Financial Data.  The Credit Parties have provided to
                         --------------
          the Agent and each of the Lenders complete and accurate copies of (a) the audited consolidated financial statements for RSC and its Subsidiaries as of December 31, 1997, (b) the unaudited financial statements of RSC and its Subsidiaries as of March 31, 1998, (c) the Pro Forma and (d) the Projections. The Financial Statements described in clauses (a) and (b) have been prepared in accordance with GAAP
             -----------     ---
          consistently applied throughout the periods involved except as stated therein and fairly present the respective consolidated financial positions, results of operations and cash flows of RSC and its Subsidiaries for each of the periods covered, subject in the case of clause (b) to audit adjustments and reclassification and month-end
          ----------
          reconciliations. None of the Credit Parties has any Contingent Obligation, contingent liability or liability for taxes, long-term leases or commitments, which is not reflected (to the extent required by GAAP consistently applied) in such Financial Statements (other than the guarantee(s) of the Senior Subordinated Notes by certain of the Credit Parties). The Pro Forma fairly presents on a pro forma basis
                                                               --- -----
          the financial condition of RSC and its Subsidiaries as of March 31, 1998 but after giving effect to the incurrence of Permitted Subordinated Indebtedness and the consummation of the acquisitions and transactions described therein, and reflects on a pro forma basis
                                                            --- -----
          those liabilities reflected in the notes thereto and resulting from the incurrence of Permitted Subordinated Indebtedness and the consummation of the acquisitions and transactions described therein and the transactions contemplated by the Credit Documents. The Projections and the assumptions expressed in the Pro Forma are reasonable based on the information available to the Credit Parties at the time so furnished.

               2.7  AMENDMENT TO SECTION 7.2(C).  Section 7.2(c) of the Credit
                    ---------------------------
     Agreement is hereby amended to insert the phrase "Schedule B to this
                                                       ----------
     Agreement and" immediately after the word "modify" in the last sentence thereof.

               2.8  AMENDMENT TO SECTION 8.2.  Section 8.2 of the Credit
                    ------------------------
     Agreement is hereby amended to delete in its entirety the text thereof and to substitute in lieu thereof the text set forth on Exhibit III attached
                                                         -----------
     hereto and made a part hereof.

               2.9  AMENDMENT TO SECTION 8.3.  Section 8.3 of the Credit
                    ------------------------
     Agreement is hereby amended to delete in its entirety the text thereof and to substitute in lieu thereof the text set forth on Exhibit IV attached
                                                         ----------
     hereto and made a part hereof.

               2.10 AMENDMENT TO SECTION 8.4.  Section 8.4 of the Credit
                    ------------------------
     Agreement is hereby amended to delete in its entirety the text thereof and to substitute in lieu thereof the text set forth on Exhibit V attached
                                                         ---------
     hereto and made a part hereof.

               2.11 AMENDMENTS TO SECTION 8.5.  Section 8.5 of the Credit
                    -------------------------
     Agreement is hereby amended as follows:

                    (a) to amend and restate in its entirety the table of Fiscal Years and Maximum Expenditure Amounts in subsection (f) thereof to read as follows:


                      ==================================
                       FISCAL YEAR     MAXIMUM AMOUNT
                      ==================================

                           1997          $160,000,000
                      ==================================
                           1998          $220,000,000
                      ==================================
                           1999          $235,000,000
                      ==================================
                           2000          $250,000,000
                      ==================================
                           2001          $270,000,000
                      ==================================
                           2002          $340,000,000
                      ==================================
                           2003          $340,000,000
                      ==================================
                           2004          $340,000,000
                      ==================================

                    (b) to delete in its entirety the reference in clause (iii) of subsection (g) thereof to "$15,000,000" and to substitute in lieu thereof "$25,000,000".

               2.12 AMENDMENTS TO SECTION 8.7.  Section 8.7 of the Credit
                    --------------------------
     Agreement is hereby amended as follows:

                    (a) to add the following phrase immediately before the semi-colon (";") at the end of subsection (c) thereof: ", provided, that
                                                                --------
          such Purchase Money Liens and other Liens are created within 90 days after the incurrence of the related Indebtedness"; and

                    (b) to add the following phrase immediately before the semi-colon (";") at the end of subsection (e) thereof: "so long as any appropriate legal proceedings which may have been duly initiated for the review of such judgment shall not have been finally terminated or the period within which such proceedings may be initiated shall not have expired".

               2.13 AMENDMENT TO SECTION 8.8.  Section 8.8 of the Credit
                    ------------------------
     Agreement is hereby amended to add the following immediately before the period (".") at the end thereof:

          and (iii) unsecured guarantees by Subsidiaries of RSC of the Senior Subordinated Notes, provided that, prior to or concurrently with the
                              --------
          execution of any such guarantee by any such Subsidiary, such Subsidiary shall have become a Borrower or a Subsidiary Guarantor pursuant to, and shall have otherwise complied with the requirements of, Section 8.20.
              ------------

               2.14 AMENDMENTS TO SECTION 8.10.  Section 8.10 of the Credit
                    --------------------------
     Agreement is hereby amended as follows:

                    (a) to amend and restate in its entirety clause (iv) of subsection (a) thereof to read as follows:

                         (iv) the Borrowers may declare and pay cash to RSC
                    Acquisition and RSC Holdings, and RSC Acquisition and RSC Holdings may declare and pay to RSC, cash (provided that to the extent the payment is a loan, the loan is permitted by
                    Section 8.6(g) and any promissory notes evidencing such loan
                    --------------
                    are delivered to the Agent, for the benefit of the Holders, pursuant to the Security Agreement) to the extent necessary to enable RSC to pay scheduled payments of principal and interest (including additional interest at the rate described in the definition of "Senior Subordinated Notes") on the Senior Subordinated Notes permitted to be made pursuant to subsection (b) below, provided, that any payment
                                --------------        --------
                    permitted under this clause (iv) is payable and is paid no
                                         -----------
                    earlier than one Business Day prior to the date when such cash interest payment is due.

                    (b) to amend and restate in its entirety subsection (b) thereof to read as follows:

                         (b) None of the Credit Parties or their respective
               Subsidiaries shall, directly or indirectly, make any payment or prepayment of principal or, premium, if any, or interest on, or redemption (including, without limitation, by making payments to a sinking or analogous fund) or repurchase of, or deposit to defease fully or partially any of their respective covenants or obligations with respect to (i) any Permitted Subordinated Indebtedness or (ii) any Mandatory Redeemable Obligation; provided, that RSC may make scheduled payments of principal and
               --------
               interest (including additional interest at the rate described in the definition of "Senior Subordinated Notes") on the Senior Subordinated Notes to the extent the same are permitted to be made pursuant to the terms of the Senior Subordinated Note Indenture as the same is in effect on the First Amendment Effective Date.

               2.15 AMENDMENTS TO SECTION 8.20.  Section 8.20 of the Credit
                    --------------------------
     Agreement is hereby amended to delete in its entirety the phrase "a Subsidiary of a Borrower acquired in an Acquisition" in the proviso to clause (ii) thereof and to substitute in lieu thereof ", unless a Subsidiary of a Borrower acquired in an Acquisition shall otherwise be required to become a Borrower or a Subsidiary Guarantor pursuant to Section 8.8, such Subsidiary".

               2.16  AMENDMENT TO ANNEX I.  Annex I to the Credit Agreement is
                     --------------------
     hereby deleted in its entirety and new Annex I, attached hereto as Exhibit
                                                                        -------
     VI, is substituted in lieu thereof.
     --

               2.17  AMENDMENT TO EXHIBIT G.  Exhibit G to the Credit Agreement
                     ----------------------
     (Pro Forma) is hereby deleted in its entirety and new Exhibit G, attached hereto as Exhibit VII, is substituted in lieu thereof.
               -----------

               2.18  AMENDMENT TO EXHIBIT H.  Exhibit H to the Credit Agreement
                     ----------------------
     (Projections) is hereby deleted in its entirety and new Exhibit H, attached hereto as Exhibit VIII, is substituted in lieu thereof.
               ------------

               2.19  AMENDMENT TO EXHIBIT S.  Exhibit S to the Credit Agreement
                     ----------------------
     (Acquisition Document List) is hereby amended to delete in its entirety the reference to "$15,000,000" in paragraph C thereof and to insert "$25,000,000" in lieu thereof.

               2.20  AMENDMENT TO EXHIBIT U.  Exhibit U to the Credit Agreement
                     ----------------------
     (New Subsidiary Document List) is hereby amended to delete in its entirety the phrase "A Subsidiary of a Borrower acquired in an Acquisition" and to substitute in lieu thereof "Unless a Subsidiary of a Borrower acquired in an Acquisition shall otherwise be required to become a Borrower or a Subsidiary Guarantor pursuant to Section 8.8 of the Credit Agreement, such Subsidiary".

          3.   CONSENT.  As of the Amendment Effective Date, the Lenders hereby
               -------
consent to the issuance by RSC of the Senior Subordinated Notes and the guarantee thereof by RSC Acquisition, RSC Holdings and each Borrower (and, subject to Section 8.8 of the Credit Agreement, any Subsidiary which becomes a guarantor of the Senior Subordinated Notes after the Amendment Effective Date), provided that (i) the aggregate principal amount of the Senior Subordinated
--------
Notes shall not exceed $200,000,000, (ii) the effective interest rate thereon shall not exceed 10 1/2% per annum (provided, that the effective interest rate
                         --- -----  --------
may be increased by not more than 1 1/2% per annum in the event RSC fails to
                                         --- -----
comply with certain requirements to file a registration statement with respect to such Senior Subordinated Notes), (iii) the maturity date shall not be earlier than the tenth anniversary of the First Amendment Effective Date, (iv) no collateral or security secures the payment or performance of the Senior Subordinated Notes or any guaranty thereof and (v) all of the other material terms and conditions of the Senior

Subordinated Notes and the guaranties thereof shall be as set forth on Exhibit
                                                                       -------
IX attached hereto and made a part hereof.
--

          4.   REPRESENTATIONS AND WARRANTIES.  Each of the Borrowers hereby
               ------------------------------
represents and warrants to each Lender, the Issuing Bank and the Agent that, as of the Amendment Effective Date (after giving effect to this First Amendment and the incurrence of Permitted Subordinated Indebtedness):

          (a) Each of the representations and warranties contained in the Credit Agreement and the other Credit Documents are true and correct on and as of such dates, as if then made, other than representations and warranties that relate solely to an earlier date;

          (b) No Default or Event of Default shall have occurred and is continuing;

          (c) No change, occurrence, event or development or event involving a prospective change that is reasonably likely to have a Material Adverse Effect shall have occurred and be continuing;

          (d) No Change of Control has occurred; and

          (e) All consents necessary to permit the incurrence of Permitted Subordinated Indebtedness by the Credit Parties pursuant to the Senior Subordinated Note Indenture have been obtained, and no material breach of any term or provision of the Senior Subordinated Note Indenture or the Senior Subordinated Notes has occurred, and no action has been taken by any competent authority which restrains, prevents or imposes material adverse conditions upon, or seeks to restrain, prevent or impose material adverse conditions upon, the Credit Parties' incurrence of Permitted Subordinated Indebtedness, and the Senior Subordinated Notes have been issued in compliance in all material respects with all applicable Requirements of Law.

          5.   AMENDMENT EFFECTIVE DATE.  This First Amendment shall become
               ------------------------
effective as of the date on or before May 31, 1998 (the "Amendment Effective
                                                         -------------------
Date") when each of the following conditions shall have been satisfied:
----

          (a) the Agent shall have received each of the following documents, in each case in form and substance reasonably satisfactory to the Agent:

               (i) counterparts hereof executed by each Borrower, each Parent Guarantor, the Agent and each Revolving Credit Lender identified on Annex I to the Credit Agreement (after giving effect to this First Amendment) and the Majority Term Loan Lenders;

               (ii) to the extent necessary in connection with any reallocation of the Revolving Credit Commitments or Term Loan Outstandings, (A) replacement Revolving Credit Notes or Term Notes, executed by the applicable Borrower and in substantially the form of
          Exhibit I or Exhibit M, as the case may be and (B) any necessary
          ---------    ---------
          assignment agreements relating to such reallocation;

               (iii) a certificate of the Secretary or Assistant Secretary of each Credit Party certifying (A) the resolutions of the Board of Directors of such Credit Party authorizing, to the extent applicable, the issuance or guaranty of the Senior Subordinated Notes and the execution, delivery and performance of this First Amendment, (B) the names, incumbency and signatures of the officers of such Credit Party authorized to execute, deliver and perform the Credit Documents (including any officers which may be executing Credit Documents in connection with an Acquisition) and (C) the accuracy and completeness of the Governing Documents delivered to the Agent, the Issuing Banks and the Lenders prior to the Amendment Effective Date, attaching thereto any and all amendments and modifications of such Governing Documents not previously delivered to such parties;

               (iv) a certificate of the chief executive officer or a Financial Officer of each Credit Party executed and delivered on behalf of such Credit Party certifying that all conditions precedent to the effectiveness of this First Amendment (other than conditions within the control of the Agent and the Lenders) have been met (or, concurrently with the Amendment Effective Date, will be met), all representations and warranties made in this First Amendment are true and correct and (after giving effect to this First Amendment) no Default or Event of Default has occurred and is continuing;

               (v) a Solvency Certificate for the Credit Parties, on a combined basis, executed by a Financial Officer of each Credit Party , giving effect to this First Amendment and the issuance and guaranty of the Senior Subordinated Notes;

               (vi) certified copies of the Senior Subordinated Note Indenture and the offering memorandum and prospectus for the Senior Subordinated Notes;

               (vii) a funds flow memorandum certified by a Financial Officer of each Credit Party with respect to the proceeds of the Senior Subordinated Notes and the payment of transaction costs related thereto;

               (viii) an opinion of Latham & Watkins, special counsel to the Credit Parties, with respect to this First Amendment, non-contravention of the Credit Agreement, as amended by this First Amendment, with the Senior Subordinated Note Indenture and such other matters as the Agent may reasonably request;

               (ix) to the extent similar opinions are delivered in connection with the issuance and guaranty of the Senior Subordinated Notes, opinions of Texas, Mississippi and Alabama counsel to the Credit Parties, with respect to this First Amendment and such other matters as the Agent may reasonably request; and

               (x) such additional documentation as the Agent may reasonably request.

          (b) RSC shall have issued the Senior Subordinated Notes in an aggregate principal amount of at least $150,000,000, the net proceeds of which shall have been paid to the Agent, for the benefit of the Revolving Credit Lenders, for application on the outstanding principal amount of the Revolving Loans.

          (c) No law, regulation, order, judgment or decree of any Governmental Authority shall, and the Agent shall not have received any notice that litigation is pending or threatened which is likely to, enjoin, prohibit or restrain the issuance of the Senior Subordinated Notes or the transactions contemplated by this First Amendment, except for such laws, regulations, orders or decrees, or pending or threatened litigation that in the aggregate could not reasonably be expected to result in a Material Adverse Effect.

          (d) All Fees, and all Expenses as to which the Credit Parties have received an invoice, in each case which are payable on or before the Amendment Effective Date shall have been paid.

          6.   MISCELLANEOUS.  This First Amendment is a Credit Document.  The
               -------------
headings herein are for convenience of reference only and shall not alter or otherwise affect the meaning hereof. Except to the extent specifically amended or modified hereby for the periods specified herein, the provisions of the Credit Agreement shall not be amended, modified, impaired or otherwise affected hereby and the Credit Agreement and all of the Obligations are hereby confirmed in full force and effect. The execution, delivery and effectiveness of this First Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Agent, any Lender or the Issuing Bank under any of the Credit Documents, nor constitute a waiver of any provision of any of the Credit Documents.

          7.   COUNTERPARTS.  This First Amendment may be executed in any number
               ------------
of counterparts and by the different parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

          8.   GOVERNING LAW.  THE VALIDITY, INTERPRETATION AND ENFORCEMENT OF
               -------------
THIS FIRST AMENDMENT AND ANY DISPUTE ARISING OUT OF OR IN CONNECTION WITH THIS FIRST AMENDMENT, WHETHER SOUNDING IN CONTRACT, TORT, EQUITY OR OTHERWISE, SHALL BE GOVERNED BY THE

INTERNAL LAWS (AS OPPOSED TO THE CONFLICTS OF LAWS PROVISIONS OTHER THAN THOSE CONTAINED IN NEW YORK GENERAL OBLIGATIONS LAW SECTION 5-1401) AND DECISIONS OF THE STATE OF NEW YORK.

          IN WITNESS WHEREOF, the Agent, the Lenders, the Borrowers and the Parent Guarantors have caused this First Amendment to be executed by their respective officers thereunto duly authorized as of the date first above written.


BORROWERS:                    RSC ALABAMA, INC.
---------


                              By: /s/ Robert M. Wilson
                                  ---------------------------
                              Name: Robert M. Wilson
                                    -------------------------
                              Title:   Secretary
                                     ------------------------

                              RSC CENTER, INC.


                              By: /s/ Robert M. Wilson
                                  ---------------------------
                              Name: Robert M. Wilson
                                    -------------------------
                              Title:   Secretary
                                     ------------------------

                              RSC DUVAL INC.


                              By: /s/ Robert M. Wilson
                                  ---------------------------
                              Name: Robert M. Wilson
                                    -------------------------
                              Title:   Secretary
                                     ------------------------

                              RSC INDUSTRIAL CORPORATION


                              By: /s/ Robert M. Wilson
                                  ---------------------------
                              Name: Robert M. Wilson
                                    -------------------------
                              Title:   Secretary
                                     ------------------------

                              RSC RENTS, INC.


                              By: /s/ Robert M. Wilson
                                  ---------------------------
                              Name: Robert M. Wilson
                                    -------------------------
                              Title:   Secretary
                                     ------------------------

                                     S-1-

                              WALKER JONES EQUIPMENT, INC.


                              By: /s/ Robert M. Wilson
                                  ----------------------------
                              Name: Robert M. Wilson
                                    --------------------------
                              Title:   Secretary
                                     -------------------------

PARENT GUARANTORS:            RSC ACQUISITION CORP.
-----------------


                              By: /s/ Robert M. Wilson
                                  ---------------------------
                              Name: Robert M. Wilson
                                    -------------------------
                              Title:   Secretary
                                     ------------------------

                              RSC HOLDINGS, INC.


                              By: /s/ Robert M. Wilson
                                  ---------------------------
                              Name: Robert M. Wilson
                                    -------------------------
                              Title:   Secretary
                                     ------------------------

                              RENTAL SERVICE CORPORATION


                              By: /s/ Robert M. Wilson
                                  ---------------------------
                              Name: Robert M. Wilson
                                    -------------------------
                              Title:   Secretary
                                     ------------------------

AGENT:                        BT COMMERCIAL CORPORATION,
-----
                                as Agent, as a Revolving Credit Lender and as a Term Loan Lender


                              By: /s/ Richard Faulkner
                                  ---------------------------
                              Name: Richard Faulkner
                                    -------------------------
                              Title:   Associate
                                     ------------------------

REVOLVING CREDIT LENDERS:           BANKBOSTON, N.A.
------------------------


                              By: /s/ Robert J. Brandow
                                  ---------------------------
                              Name: Robert J. Brandow
                                    -------------------------
                              Title:   Director
                                     ------------------------

                                     S-2-

                              THE BANK OF NOVA SCOTIA


                              By: /s/ M. Van Otterloo
                                  ----------------------------------
                              Name: M. Van Otterloo
                                    --------------------------------
                              Title:   Senior Relationship Manager
                                     -------------------------------

                              BANK ONE, ARIZONA, NA


                              By: /s/ Michael V. McCann
                                  ----------------------------------
                              Name: Michael V. McCann
                                    --------------------------------
                              Title:   Vice President
                                     -------------------------------

                              BANQUE PARIBAS


                              By: /s/ Matthew C. Bishop
                                  -----------------------------------
                              Name: Matthew C. Bishop
                                    ---------------------------------
                              Title:   Assistant Vice President
                                     --------------------------------


                              By: /s/ Claire Bailhe
                                  -----------------------------------
                              Name: Claire Bailhe
                                    ---------------------------------
                              Title:   Director
                                     --------------------------------

                              BNY FINANCIAL CORPORATION


                              By: /s/ Gregory C. Harbaugh
                                  -----------------------------------
                              Name: Gregory C. Harbaugh
                                    ---------------------------------
                              Title:   Vice President
                                     --------------------------------

                              THE CIT GROUP/BUSINESS CREDIT, INC.


                              By: /s/ William Shiao
                                  -----------------------------------
                              Name: William Shiao
                                    ---------------------------------
                              Title:   Assistant Vice President
                                     --------------------------------

                                     S-3-

                              U.S. BANK NATIONAL ASSOCIATION f/k/a
                              COLORADO NATIONAL BANK


                              By: /s/ Kelly Condon
                                  -----------------------------
                              Name: Kelly Condon
                                    ---------------------------
                              Title:   Vice President
                                     --------------------------

                              COMERICA BANK


                              By: /s/ Eoin Collins
                                  -----------------------------
                              Name: Eoin Collins
                                    ---------------------------
                              Title:   Account Officer
                                     --------------------------

                              CONGRESS FINANCIAL CORPORATION (WESTERN)


                              By: /s/ Randy J. Bowman
                                  -----------------------------
                              Name: Randy J. Bowman
                                    ---------------------------
                              Title:   Sr. Vice President
                                     --------------------------

                              CORESTATES BANK, N.A.


                              By: /s/ Jennifer Avrigian
                                  -----------------------------
                              Name: Jennifer Avrigian
                                    ---------------------------
                              Title:   Assistant Vice President
                                     --------------------------

                              CREDITANSTALT CORPORATE FINANCE,
                              INC.


                              By:
                                  -----------------------------
                              Name:
                                    ---------------------------
                              Title:
                                     --------------------------


                              By:
                                  -----------------------------
                              Name:
                                    ---------------------------
                              Title:
                                      -----------------------------

                                     S-4-

                              DEUTSCHE FINANCIAL SERVICES
                              CORPORATION


                              By: /s/ Kenneth C. MacDonell
                                  ---------------------------
                              Name: Kenneth C. MacDonell
                                    -------------------------
                              Title:   Vice President
                                     ------------------------

                              FLEET CAPITAL CORPORATION


                              By: /s/ Richard Kritsch
                                  ----------------------------
                              Name: Richard Kritsch
                                    --------------------------
                              Title:   VP Senior Loan Officer
                                     -------------------------

                              HELLER FINANCIAL, INC.


                              By:
                                  ----------------------------
                              Name:
                                    --------------------------
                              Title:
                                     -------------------------

                              IBJ SCHRODER BUSINESS CREDIT CORPORATION


                              By: /s/ Christopher J. Norrito
                                  ----------------------------
                              Name: Christopher J. Norrito
                                    --------------------------
                              Title:   Vice President
                                     -------------------------

                              KEY CORPORATE CAPITAL INC.

                              By: /s/ Michael F. McCullough
                                  ----------------------------
                              Name: Michael F. McCullough
                                    --------------------------
                              Title:   Vice President
                                     -------------------------


                              LASALLE NATIONAL BANK, N.A.


                              By: /s/ Christopher G. Clifford
                                  ----------------------------
                              Name: Christopher G. Clifford
                                    --------------------------
                              Title:   Sr. Vice President
                                     -------------------------

                                     S-5-

                              THE LONG TERM CREDIT BANK OF JAPAN,
                              LTD., LOS ANGELES AGENCY


                              By: /s/ T. Morgan Edwards II
                                  -----------------------------
                              Name: T. Morgan Edwards II
                                    ---------------------------
                              Title:   Deputy General Manager
                                     --------------------------


                              MELLON BANK, N.A.


                              By: /s/ Norman R. Smith
                                  ----------------------------
                              Name: Norman R. Smith
                                    --------------------------
                              Title:   Vice President
                                     -------------------------

                              NATIONAL BANK OF CANADA


                              By: /s/ R. A. McKerroll
                                  ----------------------------
                              Name: R. A. McKerroll
                                    --------------------------
                              Title:   Vice President
                                     -------------------------



                              By: /s/ Thomas H. Hopkins
                                  ----------------------------
                              Name: Thomas H. Hopkins
                                    --------------------------
                              Title:   Vice President
                                     -------------------------

                              NATIONSBANK OF TEXAS, N.A.


                              By: /s/ E. James Beckemeier
                                 -----------------------------
                              Name: E. James Beckemeier
                                    --------------------------
                              Title:   Vice President
                                     -------------------------

                              SANWA BANK CALIFORNIA


                              By: /s/ Robert G. Moore
                                  ----------------------------
                              Name: Robert G. Moore
                                    --------------------------
                              Title:   Vice President
                                     -------------------------


                                     S-6-

                              SOUTHERN PACIFIC BANK


                              By:
                                  -------------------------------
                              Name:
                                    -----------------------------
                              Title:
                                     ----------------------------

                              SUMITOMO BANK OF CALIFORNIA


                              By: /s/ Matthew R. Van Steenhuyse
                                  -------------------------------
                              Name: Matthew R. Van Steenhuyse
                                    -----------------------------
                              Title:   Vice President
                                     ----------------------------


                              SUMMIT COMMERCIAL/GIBRALTAR CORP.
                              (formerly known as Gibraltar Corporation of America)


                              By: /s/ Harvey Friedman
                                  -------------------------------
                              Name: Harvey Friedman
                                    -----------------------------
                              Title:   Executive Vice President
                                     ----------------------------

                              UNION BANK OF CALIFORNIA, N.A.


                              By: /s/ Alan Young
                                  ------------------------------
                              Name: Alan Young
                                    ----------------------------
                              Title:   Assistant Vice President
                                     ---------------------------

TERM LOAN LENDERS:            ARES LEVERAGED INVESTMENT
-----------------             FUND L.P.

                              By: Ares Management, L.P.
                                  Its general partner

                              By: Ares Operating Member LLC,
                                     Its general partner

                              By: /s/ Merritt S. Hooper
                                  -----------------------------
                              Name: Merritt S. Hooper
                                    ---------------------------
                              Title:   Vice President
                                     --------------------------

                                     S-7-

                              PARIBAS CAPITAL FUNDING LLC


                              By: /s/ Jeffrey J. Youle
                                  ----------------------------
                              Name: Jeffrey J. Youle
                                    --------------------------
                              Title:   Director
                                     -------------------------

                              SENIOR HIGH INCOME PORTFOLIO, INC.


                              By: /s/ John M. Johnson
                                  ---------------------------
                              Name: John M. Johnson
                                    -------------------------
                              Title:   Authorized Signatory
                                     ------------------------

                              MERRILL LYNCH DEBT STRATEGIES PORTFOLIO

                              By:  Merrill Lynch Asset Management, L.P.,
                                       as Investment Advisor


                              By: /s/ John M. Johnson
                                  ---------------------------
                              Name: John M. Johnson
                                    -------------------------
                              Title:   Authorized Signatory
                                     ------------------------

                              KZH-ING-2 CORPORATION


                              By:
                                  ---------------------------
                              Name:
                                    -------------------------
                              Title:
                                     ------------------------


                              BANKERS TRUST COMPANY


                              By: /s/ James Reilly
                                  ---------------------------
                              Name: James Reilly
                                    -------------------------
                              Title:   Vice President
                                     ------------------------


                                     S-8-

                              CRESCENT/MACH I PARTNERS, L.P.

                              By:  TCW Asset Management Company,
                                   its Investment Manager


                              By:
                                  ---------------------------
                              Name:
                                    -------------------------
                              Title:
                                     ------------------------

                              TCW LEVERAGED INCOME TRUST, L.P.

                              By:  TCW Advisers (Bermuda), Ltd.,
                                   as General Partner

                              By:
                                   --------------------------
                              Name:
                                    -------------------------
                              Title:
                                     ------------------------

                              By:  TCW Investment Management Company,
                                   as Investment Adviser


                              By:
                                  ---------------------------
                              Name:
                                    -------------------------
                              Title:
                                     ------------------------

                              TORONTO DOMINION (TEXAS), INC.


                              By:
                                  ---------------------------
                              Name:
                                    -------------------------
                              Title:
                                     ------------------------


                                     S-9-

                              CYPRESSTREE INVESTMENT MANAGEMENT COMPANY, INC., as Attorney-in-Fact and on behalf of First All American Financial Life Insurance Company


                              By: /s/ Philip C. Robbins
                                  -----------------------------
                              Name: Philip C. Robbins
                                    ---------------------------
                              Title:   Vice President
                                     --------------------------

                              CYPRESSTREE INVESTMENT PARTNERS I, LIMITED

                              By:  CypressTree Investment Management
                                       Company, Inc., as Portfolio Manager


                              By: /s/ Philip C. Robbins
                                  -----------------------------
                              Name: Philip C. Robbins
                                    ---------------------------
                              Title:   Vice President
                                     --------------------------


                              MORGAN STANLEY SENIOR FUNDING, INC.


                              By: /s/ Christopher A. Pucillo
                                  -----------------------------
                              Name: Christopher A. Pucillo
                                    ---------------------------
                              Title:   Vice President
                                     --------------------------


                                     S-10-

                                   EXHIBIT I
                                      TO
                          FIRST AMENDMENT AND CONSENT


              New Definition of Applicable Eurodollar Rate Margin
              ---------------------------------------------------


          Applicable Eurodollar Rate Margin means, with respect to any Revolving
          ---------------------------------
Loan accruing interest in accordance with Section 4.2(b), a rate per annum equal
                                          --------------         --- -----
to (i) for the period commencing on the Effective Date and ending on March 31, 1998, 1.75%; (ii) for the period commencing on April 1, 1998 until the First Amendment Effective Date, 2.00%, provided that, from and after April 1, 1998, if
                                 --------
the Total Indebtedness Ratio for the applicable period ending on the then most recent Quarterly Determination Date (as shown on the quarterly Compliance Certificate delivered pursuant to Section 7.1(c)) is within the ranges set out
                                  --------------
below and no Default or Event of Default exists as of such Quarterly Determination Date, the Applicable Eurodollar Rate Margin shall be the per annum
                                                                       --- -----
rate set out opposite the applicable range indicated below:


 TOTAL INDEBTEDNESS RATIO                APPLICABLE EURODOLLAR
                                              RATE MARGIN
======================================================================

   Less than or equal                             1.75%
   to 2.75:1 and greater
   than 2.50:1
----------------------------------------------------------------------
   Less than or equal                             1.50%
   to 2.50:1 and greater
   than 2.25:1
-----------------------------------------------------------------------
   Less than or equal                             1.25%
   to 2.25:1
=======================================================================

(iii) for the period commencing on the First Amendment Effective Date and ending on December 31, 1998, 1.50%; and (iv) from and after January 1, 1999, 1.75%, provided that, from and after January 1, 1999, if the Total Indebtedness Ratio
--------
for the applicable period ending on the then most recent Quarterly Determination Date (as shown on the quarterly Compliance Certificate delivered pursuant to
Section 7.1(c)) is within the ranges set out below and no Default
--------------
or Event of Default exists as of such Quarterly Determination Date, the Applicable Eurodollar Rate Margin shall be the per annum rate set out opposite
                                               --- -----
the applicable range indicated below:


 TOTAL INDEBTEDNESS RATIO               APPLICABLE EURODOLLAR
                                             RATE MARGIN
==================================================================
   Less than or equal                            1.50%
   to 3.00:1 and greater
   than 2.50:1
------------------------------------------------------------------
   Less than or equal                            1.25%
   to 2.50:1 and greater
   than 2.25:1
------------------------------------------------------------------
   Less than or equal                            1.00%
   to 2.25:1 and greater
   than 1.75:1
------------------------------------------------------------------
   Less than or equal                            0.75%
   to 1.75:1
==================================================================

In the event of the delivery of a Compliance Certificate showing an increase or decrease in the Total Indebtedness Ratio which requires a change in the Applicable Eurodollar Rate Margin, the change in the Applicable Eurodollar Rate Margin shall be effective from the first day of the calendar month immediately following receipt of the Compliance Certificate (provided that the Compliance
                                                 --------
Certificate is received by the Agent no later than 3:00 P.M. New York City time at least one (1) Business Day prior to the first day of such calendar month) until the next such date on which the Applicable Eurodollar Rate Margin is subject to change following the delivery of (or failure to deliver) a Compliance Certificate showing an increase or decrease in the Total Indebtedness Ratio which requires a change in the Applicable Eurodollar Rate Margin. The failure to deliver any Compliance Certificate by the date required under the Credit Agreement (after giving effect to any applicable grace period) shall automatically cause the Applicable Eurodollar Rate Margin to be the maximum per
                                                                            ---
annum rate for the applicable period described above, effective as of the first
-----
day of the calendar month immediately following the date on which the delivery of the Compliance Certificate was otherwise required.


                                     -I-2

                                   EXHIBIT II
                                       TO
                          FIRST AMENDMENT AND CONSENT


                 New Definition of Applicable Prime Rate Margin
                 ----------------------------------------------


          Applicable Prime Rate Margin means, with respect to any Revolving Loan
          ----------------------------
accruing interest in accordance with Section 4.1(a), a rate per annum equal to
                                     --------------         --- -----
(i) for the period commencing on the Effective Date and ending on March 31, 1998, 0.25%; (ii) for the period commencing on April 1, 1998 until the First Amendment Effective Date, 0.50%, provided that, from and after April 1, 1998, if
                                 --------
the Total Indebtedness Ratio for the applicable period ending on the then most recent Quarterly Determination Date (as shown on the quarterly Compliance Certificate delivered pursuant to Section 7.1(c)) is within the ranges set out
                                  --------------
below and no Default or Event of Default exists as of such Quarterly Determination Date, the Applicable Prime Rate Margin shall be the per annum rate
                                                                  --- -----
set out opposite the applicable range indicated below:


                               APPLICABLE PRIME
 TOTAL INDEBTEDNESS RATIO        RATE MARGIN
======================================================

   Less than or equal               0.25%
   to 2.75:1 and greater
   than 2.50:1

   Less than or equal                -0-
   to 2.50:1 and greater
   than 2.25:1
   Less than or equal              (0.25%)
   to 2.25:1
=====================================================

(iii) for the period commencing on the First Amendment Effective Date and ending on December 31, 1998, zero (-0-); and (iv) from and after January 1, 1999, 0.25%, provided that, from and after January 1, 1999, if the Total Indebtedness
       --------
Ratio for the applicable period ending on the then most recent Quarterly Determination Date (as shown on the quarterly Compliance Certificate delivered pursuant to Section 7.1(c)) is within the ranges set out below and no Default
            --------------


                                    -II-1-
or Event of Default exists as of such Quarterly Determination Date, the Applicable Prime Rate Margin shall be the per annum rate set out opposite the
                                          --- -----
applicable range indicated below:


                                                     APPLICABLE PRIME
             TOTAL INDEBTEDNESS RATIO                  RATE MARGIN
            =============================================================
               Less than or equal                           -0-
               to 3.00:1 and greater
               than 2.50:1
            -------------------------------------------------------------
               Less than or equal                         (0.25%)
               to 2.50:1 and greater
               than 2.25:1
            -------------------------------------------------------------
               Less than or equal                         (0.50%)
               to 2.25:1 and greater
               than 1.75:1
            -------------------------------------------------------------
               Less than or equal                         (0.75%)
               to 1.75:1
            =============================================================

In the event of the delivery of a Compliance Certificate showing an increase or decrease in the Total Indebtedness Ratio which requires a change in the Applicable Prime Rate Margin, the change in the Applicable Prime Rate Margin shall be effective from the first day of the calendar month immediately following receipt of the Compliance Certificate (provided that the Compliance
                                                 --------
Certificate is received by the Agent no later than 3:00 P.M. New York City time at least one (1) Business Day prior to the first day of such calendar month) until the next such date on which the Applicable Prime Rate Margin is subject to change following the delivery of (or failure to deliver) a Compliance Certificate showing an increase or decrease in the Total Indebtedness Ratio which requires a change in the Applicable Prime Rate Margin. The failure to deliver any Compliance Certificate by the date required under the Credit Agreement (after giving effect to any applicable grace period) shall automatically cause the Applicable Prime Rate Margin to be the maximum per annum
                                                                       --- -----
rate for the applicable period described above, effective as of the first day of the calendar month immediately following the date on which the delivery of the Compliance Certificate was otherwise required.


                                    -II-2-

                                  EXHIBIT III
                                      TO
                          FIRST AMENDMENT AND CONSENT


                        Amended and Restated Section 8.2
                        --------------------------------


          8.2  Minimum Interest Coverage Ratio.  The Credit Parties shall not
               -------------------------------
permit the ratio of (i) EBITA to (ii) Interest Expense, determined as of each Quarterly Determination Date set out below for the twelve-month period ending on such Quarterly Determination Date, to be less than the ratio set out opposite such date below:



           QUARTERLY DETERMINATION
                    DATE                      MINIMUM RATIO
          =====================================================

           December 31, 1997                      2.0x
          -----------------------------------------------------
           March 31, 1998                         2.0x
          -----------------------------------------------------
           June 30, 1998                          2.1x
          -----------------------------------------------------
           September 30, 1998                     2.1x
          -----------------------------------------------------
           December 31, 1998                      2.1x
          -----------------------------------------------------
           March 31, 1999                         2.1x
          -----------------------------------------------------
           June 30, 1999                          2.1x
          -----------------------------------------------------
           September 30, 1999                     2.1x
          -----------------------------------------------------
           December 31, 1999                      2.2x
          -----------------------------------------------------
           March 31, 2000                         2.2x
          -----------------------------------------------------
           June 30, 2000                          2.3x
          -----------------------------------------------------
           September 30, 2000                     2.3x
          -----------------------------------------------------
           December 31, 2000                      2.3x
          -----------------------------------------------------
           March 31, 2001                         2.4x
          -----------------------------------------------------
           June 30, 2001                          2.5x
          -----------------------------------------------------
           September 30, 2001                     2.5x
          -----------------------------------------------------
           December 31, 2001                      2.6x
          -----------------------------------------------------


                                    -III-1-


           QUARTERLY DETERMINATION
                    DATE                      MINIMUM RATIO
          =====================================================
           March 31, 2002                         2.6x
          -----------------------------------------------------
           June 30, 2002                          2.6x
          -----------------------------------------------------
           September 30, 2002                     2.6x
          -----------------------------------------------------
           December 31, 2002                      2.6x
          -----------------------------------------------------
           March 31, 2003                         2.7x
          -----------------------------------------------------
           June 30, 2003                          2.7x
          -----------------------------------------------------
           September 30, 2003                     2.7x
          -----------------------------------------------------
           December 31, 2003                      2.7x
          -----------------------------------------------------
           March 31, 2004                         2.7x
          -----------------------------------------------------
           June 30, 2004                          2.7x
          -----------------------------------------------------
           September 30, 2004                     2.7x
          -----------------------------------------------------
           December 31, 2004                      2.7x
          =====================================================


                                    -III-2-

                                   EXHIBIT IV
                                       TO
                          FIRST AMENDMENT AND CONSENT


                        Amended and Restated Section 8.3
                        --------------------------------

          8.3  Maximum Total Indebtedness Ratio.  The Credit Parties shall not
               --------------------------------
permit the ratio of (i) the aggregate amount of all Indebtedness of the Credit Parties outstanding at any time during the periods set out below, to (ii) EBITDA, determined as of each Quarterly Determination Date set out below for the twelve-month period ending on such Quarterly Determination Date, to be greater than the ratio set out opposite such date below:


           QUARTERLY DETERMINATION
                    DATE                              MAXIMUM RATIO
          ==========================================================
           December 31, 1997                               5.5x
          ----------------------------------------------------------
           March 31, 1998                                  4.5x
          ----------------------------------------------------------
           June 30, 1998                                   4.5x
          ----------------------------------------------------------
           September 30, 1998                              4.0x
          ----------------------------------------------------------
           December 31, 1998                               3.8x
          ----------------------------------------------------------
           March 31, 1999                                  3.6x
          ----------------------------------------------------------
           June 30, 1999                                   3.6x
          ----------------------------------------------------------
           September 30, 1999                              3.4x
          ----------------------------------------------------------
           December 31, 1999                               3.4x
          ----------------------------------------------------------
           March 31, 2000                                  3.4x
          ----------------------------------------------------------
           June 30, 2000                                   3.4x
          ----------------------------------------------------------
           September 30, 2000                              3.2x
          ----------------------------------------------------------
           December 31, 2000                               3.2x
          ----------------------------------------------------------
           March 31, 2001                                  3.2x
          ----------------------------------------------------------
           June 30, 2001                                   3.2x
          ----------------------------------------------------------
           September 30, 2001                              3.0x
          ----------------------------------------------------------
           December 31, 2001                               3.0x
          ----------------------------------------------------------

                                    -IV-1-


           QUARTERLY DETERMINATION
                    DATE                              MAXIMUM RATIO
          ==========================================================
           March 31, 2002                                  3.0x
          ----------------------------------------------------------
           June 30, 2002                                   3.0x
          ----------------------------------------------------------
           September 30, 2002                              2.9x
          ----------------------------------------------------------
           December 31, 2002                               2.9x
          ----------------------------------------------------------
           March 31, 2003                                  2.9x
          ----------------------------------------------------------
           June 30, 2003                                   2.9x
          ----------------------------------------------------------
           September 30, 2003                              2.8x
          ----------------------------------------------------------
           December 31, 2003                               2.8x
          ----------------------------------------------------------
           March 31, 2004                                  2.8x
          ----------------------------------------------------------
           June 30, 2004                                   2.8x
          ----------------------------------------------------------
           September 30, 2004                              2.7x
          ----------------------------------------------------------
           December 31, 2004                               2.7x
          ==========================================================


                                     -IV-2

                                   EXHIBIT V
                                       TO
                          FIRST AMENDMENT AND CONSENT


                        Amended and Restated Section 8.4
                        --------------------------------

          8.4  Minimum EBITDA.  The Credit Parties shall not permit EBITDA,
               --------------
determined as of each Quarterly Determination Date set out below for the twelve-month period ending on such Quarterly Determination Date, to be less than the amount set out opposite such date below:



           QUARTERLY DETERMINATION
                     DATE                   MINIMUM AMOUNT
          ===================================================
           December 31, 1997                  $ 70,400,000
          ---------------------------------------------------
           March 31, 1998                     $ 80,400,000
          ---------------------------------------------------
           June 30, 1998                      $115,000,000
           ---------------------------------------------------
           September 30, 1998                 $140,000,000
           ---------------------------------------------------
           December 31, 1998                  $160,000,000
           ---------------------------------------------------
           March 31, 1999                     $180,000,000
           ---------------------------------------------------
           June 30, 1999                      $200,000,000
           ---------------------------------------------------
           September 30, 1999                 $210,000,000
           ---------------------------------------------------
           December 31, 1999                  $220,000,000
           ---------------------------------------------------
           March 31, 2000                     $230,000,000
           ---------------------------------------------------
           June 30, 2000                      $240,000,000
           ---------------------------------------------------
           September 30, 2000                 $260,000,000
           ---------------------------------------------------
           December 31, 2000                  $270,000,000
           ---------------------------------------------------
           March 31, 2001                     $280,000,000
           ---------------------------------------------------
           June 30, 2001                      $290,000,000
           ---------------------------------------------------
           September 30, 2001                 $300,000,000
           ---------------------------------------------------
           December 31, 2001                  $320,000,000
           ---------------------------------------------------
           March 31, 2002                     $340,000,000
           ---------------------------------------------------

                                     -V-1-


           QUARTERLY DETERMINATION
                     DATE                   MINIMUM AMOUNT
           ==================================================
           June 30, 2002                      $350,000,000
           ---------------------------------------------------
           September 30, 2002                 $370,000,000
           ---------------------------------------------------
           December 31, 2002                  $380,000,000
           ---------------------------------------------------
           March 31, 2003                     $390,000,000
           ---------------------------------------------------
           June 30, 2003                      $400,000,000
           ---------------------------------------------------
           September 30, 2003                 $410,000,000
           ---------------------------------------------------
           December 31, 2003                  $420,000,000
           ---------------------------------------------------
           March 31, 2004                     $430,000,000
           ---------------------------------------------------
           June 30, 2004                      $440,000,000
           ---------------------------------------------------
           September 30, 2004                 $450,000,000
          ----------------------------------------------------
           December 31, 2004                  $460,000,000
          ====================================================

                                     -V-2-